ADMINISTRATOR AND SUB-ADVISER
        AQUILA MANAGEMENT CORPORATION
        380 Madison Avenue, Suite 2300
        New York, New York 10017

INVESTMENT ADVISER
        KPM INVESTMENT MANAGEMENT, INC.
        A Mutual of Omaha  Company
        10250 Regency Circle, Suite 200
        Omaha, Nebraska 68114

BOARD OF TRUSTEES
        Lacy B. Herrmann, Chairman
        Tucker Hart Adams
        Arthur K. Carlson
        Diana P. Herrmann
        R. Thayne Robson
        Cornelius T. Ryan

OFFICERS
        Lacy B. Herrmann, President
        Sue McCarthy-Jones, Senior Vice President
        Jerry G. McGrew, Senior Vice President
        Rose F. Marotta, Chief Financial Officer
        Richard F. West, Treasurer
        Edward M.W. Hines, Secretary

DISTRIBUTOR
        AQUILA DISTRIBUTORS, INC.
        380 Madison Avenue, Suite 2300
        New York, New York 10017

CUSTODIAN
        BANK ONE TRUST COMPANY, N.A.
        100 East Broad Street
        Columbus, Ohio 43271

TRANSFER AND SHAREHOLDER SERVICING AGENT
        PFPC Inc.
        400 Bellevue Parkway
        Wilmington, Delaware 19809

INDEPENDENT AUDITORS
        KPMG LLP
        345 Park Avenue
        New York, New York 10154


Further information is contained in the Prospectus, which must precede or accompany this report.


ANNUAL
REPORT

DECEMBER 31, 1998


[Logo Graphic: Rectangle with the words AQUILA ROCKY MOUNTAIN
EQUITY FUND and also a drawing of two mountains]

A CAPITAL APPRECIATION INVESTMENT


[Logo of Aquila Group of Funds: eagle's head]

ONE OF THE
AQUILAsm GROUP OF FUNDS




[Logo Graphic: Rectangle with the words AQUILA ROCKY MOUNTAIN
EQUITY FUND and also a drawing of two mountains]


AQUILA ROCKY MOUNTAIN EQUITY FUND

ANNUAL REPORT


February 17, 1999

Dear Fellow Shareholder:

            We are not as pleased as we might be to send you this Annual Report for the Aquila Rocky Mountain Equity Fund.

            The reason for this is that the Fund's share value did not do as well as we had hoped during this period. Over the first part of the year, the value of the Fund's shares increased. However, over the last part of the year, they suffered a decline in value - despite the good inherent characteristics of most of the companies represented in the portfolio.

            It matters little that a substantial number of the portfolios of value-oriented funds have suffered a similar fate. It also matters little to us that many mutual funds of various organizations did not have a good year in 1998.

            However, our faith continues.

            THE ROCKY MOUNTAIN REGION CONTINUES TO BE ATTRACTIVE

            As you are aware, the investments of the Fund are focused upon the Rocky Mountain region of our country. This consists of the eight states in the area - Arizona, Colorado, Idaho, Montana, Nevada, New Mexico, Utah, and Wyoming. This region continues to possess some of the most outstanding characteristics for economic growth within our country. And, its growth is inherent in a significant number of the companies in the region.

            Our investment style, however, is basically to select securities on a value basis. This means that we look for companies which have good growth in earnings, cash flow, strength of balance sheet, and positive competitor characteristics. But, we try to buy these companies at a reasonable price/earnings ratio.

            Unfortunately, the value-oriented investment approach that we have employed, and which has been employed by others in the country, has tended to be not in favor recently. Instead, we have seen a popularity of a growth and momentum style come to the fore.

            It is interesting to note that within the Standard & Poor's 500 Index, only a very limited number of companies - about 20 - produced the stellar price movement that the Index experienced in its performance. And, these limited number of companies are currently selling at a price/earnings ratio of over 40 times. Also, the spectacular nature of internet stocks - which have exploded in their stock price, yet have shown no earnings and tremendous volatility - has led some people to believe that they can become instant millionaires overnight.


            Comparatively, the average price/earnings ratio of Aquila Rocky Mountain Equity Fund was only 18.8 times.

            This leads one to ask the question, "Is value investing dead?" We can emphatically say, "No." The ebbs and flow in growth-oriented managementand that of a value approach are part of the nature of the markets. It is hard for us to judge when the stock market will swing back to a value-oriented approach. But, we do know it will swing back. We will continue to stick to our value-oriented style of investing because over time it has proven itself as making good sound sense.

            Rather than chase after highly valued growth stocks, or buying companies which for the moment are in vogue, we will continue to invest in companies which have value over the long-term.

            Stocks selling at 40 - 50 times their price/earnings ratio are, for the most part, well outside our value universe. When you factor in the unpredictability of earnings growth, such issues can be especially vulnerable in price due to any disappointments by the companies involved or to market downturns.

            THE FUND'S INVESTMENTS

            From the charts below you will see the various states represented in the Rocky Mountain region as well as market sectors in which the Fund is invested.


[Graphic of pie chart with the following information:]

PORTFOLIO DISTRIBUTION BY REGION

Colorado                                   33.86%
Utah                                       15.90%
Arizona                                     9.37%
Nevada                                     10.87%
Montana                                     9.37%
New Mexico                                  4.23%
Idaho                                       5.24%
Other                                      11.16%


[Graphic of pie chart with the following information:]

PORTFOLIO DISTRIBUTION BY MARKET SECTOR

Energy                                       6.9%
Transportation                               4.7%
Consumer: Non-Durable                       12.6%
Consumer: Cyclical                          16.2
Utilities                                   13.2%
Cable/Communications                        15.2%
Financial/Insurance                         15.2%
Healthcare                                   2.5%
Basic Industry                               2.1%
Gaming                                       8.4%
Other                                        3.0%


            Below are listed the top ten holdings of the Fund as of December 31, 1998. While the individual holdings of the Fund and those that make up the top ten will vary over time, there is a common denominator in their selection. This common denominator is a factor of what we believe to be value.

TOP TEN HOLDINGS

                                            PERCENTAGE
        COMPANY                           OF NET ASSETS       STATE              MARKET SECTOR

        Montana Power                         5.99%           Montana            Utilities
        American Stores                       5.22%           Utah               Consumer: Non-Durable
        First Security                        4.83%           Utah               Financial
        First State Bancorp                   4.31%           New Mexico         Financial
        Viad Corp                             4.29%           Arizona            Consumer: Cyclical
        New Century Energies                  3.96%           Colorado           Utilities
        Jones Intercable                      3.90%           Colorado           Cable/Communications
        International Game Technology         3.86%           Nevada             Gaming
        Tele-Communications Inc.              3.73%           Colorado           Cable/Communications
        Westerfed Financial                   3.56%           Montana            Financial

            DISCUSSION OF MANAGEMENT APPROACH

            We distinctly urge you to read the section of the report entitled "Management Discussion" to gain a better framework of the Fund's investment style.

            CONFIDENCE IN THE ROCKY MOUNTAIN REGION

            We strongly want to emphasize to you that we have high confidence in the growth characteristics of the Rocky Mountain region - despite the recent market difficulties experienced - as well as in the various companies that make up its nature. Furthermore, we have confidence in our value-oriented investment approach toward this area.

            YOUR CONFIDENCE IS GRATIFYING

            We want you to know that your confidence is especially gratifying during a period such as we are going through where value investing has been out of style. We strongly feel this aberration is a temporary one and that good companies will be appreciated and be rewarding for investors over time.


Sincerely,

Lacy B. Herrmann
Chairman, Board of Trustees


MANAGEMENT DISCUSSION OF FUND PERFORMANCE

            The Aquila Rocky Mountain Equity Fund has been managed, since its inception, to provide capital appreciation through selection of equity-oriented securities, on a value basis. The
Fund's universe of companies are primarily within the eight state
Rocky Mountain region.

            The graph below illustrates the value of $10,000 invested in Class A shares of the Fund since its inception on July 22, 1994 and maintaining this investment through the Fund's latest fiscal year-end, December 31, 1998, as compared with a hypothetical similar size investment in the Russell 2000 Stock Index (the "Index") over that same period. The total return of the investment in the Fund is shown after deduction of the current maximum sales charge of 4.25% at the time of initial investment (for the perio d July 22, 1994 through April 30, 1996, the maximum sales charge was 4.75%). It also reflects deduction of the Fund's annual operating expenses and reinvestment of dividends and capital gains distributions without sales charge. On the other hand, the Index does not reflect any sales charge nor operating expenses, but does reflect reinvestment of dividends. The performance of the Fund's other classes may be greater or lesser than the Class A shares performance indicated on this graph, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

            It should also be specifically noted that the Index is nationally-oriented and consisted, over the period covered by the graph, of an unmanaged group of 2,000 equity securities of issuers throughout the United States, mostly of companies having relatively small capitalizations. However, the Fund's investment portfolio consisted over the same period of a significantly lesser number of equity securities, primarily of companies domiciled in the eight state Rocky Mountain region of the country.

            The market prices and behavior of the individual securities in the Fund's investment portfolio can be affected by local and regional factors which might well result in variances from the market action of the securities in the Index. Furthermore, whatever the difference in performance of the Index versus the Fund might also be attributed to the lack of application of annual operating expenses and initial sales charge to the Index.

            As can be observed, the pattern of the Fund's results and that of the Index over the period since inception of the Fund do, however, track in a reasonably similar pattern, even though they are not entirely comparable in character.


[Graphic of a line chart with the following information:]

PERFORMANCE COMPARISON

            RUSSELL 2000                FUND AFTER SALES
            MUNICIPAL BOND INDEX        CHARGE AND EXPENSES

 7/94       $10,000                     $ 9,575
12/94        10,325                       9,263
 6/95        11,813                      10,570
12/95        13,262                      11,086
 6/96        14,650                      12,549
12/96        15,440                      13,157
 6/97        17,016                      14,162
12/97        18,893                      16,184
 6/98        19,824                      16,211
12/98        18,413                      15,325



[Table setup with the following information:]

FUND'S AVERAGE ANNUAL TOTAL RETURN

FOR THE PERIOD ENDED                        LIFE OF FUND
DECEMBER 31, 1998               1 YEAR      SINCE 7/22/94

INCLUDING SALES
CHARGE AND EXPENSES             -9.31%      10.08%


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS


            Aquila Rocky Mountain Equity Fund's Class A Shares had a total return of -5.31%, without provisions for sales charges, for the year ended December 31, 1998, while the Russell 2000 Index posted a total return of -2.55%. For the 3-year period ended December 31, 1998, the Rocky Mountain Equity Fund had a compounded average annual return of +11.40% compared to +11.19% for the Russell 2000 for the same period.

            These results are indicative of the difficult market environment that medium- and small-capitalization stocks faced in 1998. Investor interest last year was focused on a very narrow group of large-capitalization growth stocks, including technology and telecommunication companies. The strength of these few companies enabled the Standard & Poor's 500 Index (which is weighted by the market capitalization or size of each company) to report its fourth consecutive year of 20% plus gains. However, only 13 stocks contributed about one-half of the Standard & Poor's 500 gain in 1998. In contrast, the average stock declined last year as measured by any of the broad unweighted stock market averages. Unfortunately, your Fund was adversely affected by these trends, since very few of the largest capitalization stocks are based in the Rocky Mountain area. However, this should only be a temporary setback. In the past, large- and small-capitalization stocks have each taken their turns of being in favor with investors. Thus, we would expect the broader market to "catch-up" with the largest stocks at some point in the future. In fact, the last time the stock market was similarly so narrowly focused on large stocks was in 1972-73 and subsequently the small and medium stocks outperformed the Standard & Poor's 500 Average for the following 10 consecutive years.

            In 1999, we continue to apply our value-oriented investment style to the universe of Rocky Mountain stocks. We are a value-oriented investment manager concentrating on security selection. We search for securities that are under valued in relation to their intrinsic value and projected growth rate of the company. In general, we look for companies that offer continuing earnings growth, generate an above-average return on equity and have a low price/earnings ratio. The idea is not only to build a portfolio of quality companies that has a higher anticipated growth rate and return on equity than the market average, but that has a lower price/earnings ratio as well. Our emphasis on value coupled with the positive economic and demographic trends of the Rocky Mountain States lead us to be optimistic about the future.

            We travel frequently around the Rocky Mountain states to learn about companies that meet our investment criteria. It is our hope that by focusing on companies in our "own backyard," we can uncover under-followed stocks that will add value for you, our shareholders.

            The portfolio was exposed to several industries that did well in 1998. The cable stocks continued to benefit from improved growth in cash flows as well as interest in the group from some smart investors such as Microsoft and AT&T. Our position in Tele-Communications Inc. increased 98% during 1998 primarily due to AT&T's proposal to buy the company. The portfolios other cable holdings, TCI Ventures, Jones Intercable, Liberty Media, MediaOne Group and United International also appreciated sharply.

            Investor interest in telecommunications benefitted another portfolio holding, Montana Power, which plans to sell most of its electrical generating capacity and expand its fiber optic tele-communication network. Another holding, American Stores, appreciated significantly after another Rocky Mountain-based company, Albertson's, proposed to buy them out.

            The portfolio was also exposed to several industries that had challenges in 1998. Oil and gas prices declined during the year which negatively affected our energy holdings, including Union Pacific Resources, Prima Energy and KN Energy. U.S. natural gas prices were adversely impacted by a warmer than normal winter in 1997-98 and the first half of 1998-99. Worldwide, oil prices were impacted by reduced demand from Asia and excess production from OPEC. While this was disappointing, we are still bullish on energy prices long-term. Oil and gas are depleting natural resources and demand will eventually recover and weather patterns will return to normal.

            Our investments in casino stocks Circus Circus and Mirage Resorts were hampered in 1998 by overbuilding in Las Vegas. We temporarily reduced our investments in this industry, but plan to increase them again as the new capacity is absorbed into the market.

            We also had invested in several companies who had earnings disappointments in 1998 such as RuralMetro, American Coin Merchandising, Avert and Mity Lite. In each case, we believe management is taking the appropriate action to restore their respective company's earnings growth.

            We are very excited about one new stock that we added to the portfolio in December, NAVIDEC, Inc. This Colorado-based company is developing a nationwide auto Internet site. It currently has auto buying/leasing/information sites in five metro areas and plans to expand to 75 by the end of 2000. A recent acquisition gives it access to several major Internet portals including Netscape and Prodigy.

            We remain optimistic about the Rocky Mountain economy. Interest rates are low, as is the rate of inflation. The Rocky Mountain economy continues to grow and new companies are moving here. We will continue to apply our long-term value criteria to the universe of Rocky Mountain stocks in our efforts to add value for our shareholders.


[Logo of KPMG:  'KPMG' in front of four rectangles]

INDEPENDENT AUDITORS' REPORT

To the Board of Trustees and Shareholders of Aquila Rocky Mountain Equity Fund:

          We have audited the accompanying statement of assets and liabilities of Aquila Rocky Mountain Equity Fund, including the statement of investments, as of December 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlhights for each of the years in the four-year period then ended and for the period July 22, 1994 (commencement of operations) to December 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

          We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used, and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Aquila Rocky Mountain Equity Fund as of December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and for the period July 22, 1994 (commencement of operations) to December 31, 1994 in conformity with generally accepted accounting principles.

KPMG LLP

New York, New York
February 1, 1999

AQUILA ROCKY MOUNTAIN EQUITY FUND
STATEMENT OF INVESTMENTS
DECEMBER 31, 1998

                                                                                                MARKET
  SHARES           COMMON STOCKS - 97.0%                                                        VALUE

                   BASIC INDUSTRY - 2.1%
  3,000            Barrick Gold Corp.                                                $         58,500

                   CABLE/COMMUNICATIONS - 15.2%
  2,800            Jones Intercable Inc. Class A +                                             99,750
    300            Jones Intercable Inc. +                                                     10,537
  1,500            Liberty Media Group Class A +                                               69,094
  1,909            Tele-Communications Inc. TCI Group -  A +                                  105,592
  2,182            Tele-Communications Inc. - TCI Ventures Group -  A +                        51,412
  2,000            MediaOne Group +                                                            94,000
                                                                                              430,385
                   CONSUMER CYCLICAL - 16.2%
  5,000            Building Material Holding Corp. +                                           60,625
  5,600            Koala Corp. +                                                               97,300
  7,000            Mity Lite, Inc. +                                                           99,750
 16,000            Navidec Inc. +                                                              81,000
  4,000            Viad Corporation                                                           121,500
                                                                                              460,175
                   CONSUMER NON-DURABLE - 12.6%
  4,000            American Stores Company                                                    147,750
  6,500            Avert  Inc. +                                                               30,875
  3,000            Dial Corp.                                                                  86,625
  3,000            Franklin Covey Company +                                                    50,250
  8,000            Rocky Mountain Chocolate Factory +                                          42,000
                                                                                              357,500
                   ENERGY - 6.9%
  1,800            KN Energy                                                                   65,475
  7,000            Prima Energy Corp.+                                                         88,812
  4,400            Union Pacific Resources, Inc.                                               39,880
                                                                                              194,167
                   FINANCIAL - 15.2%
  2,332            Conseco Inc.                                                                71,272
  5,850            First Security Corp.                                                       136,744
  5,875            First State Bancorp                                                        121,906
  5,561            Westerfed Financial Corp.                                                  100,794

                                                                                       430,716
                   GAMING - 8.4%
  5,000            American Coin Merchandising +                                               29,375
  4,500            International Game Technology                                              109,406
  9,000            Jackpot Enterprises                                                         84,937
    900            Mirage Resorts +                                                            13,444
                                                                                              237,162
                   HEALTHCARE - 2.5%
  1,000            Ballard Medical Products                                                    24,312
  2,250            Sierra Health Services Inc.+                                                47,391
                                                                                               71,703
                   TRANSPORTATION - 4.7%
  5,700            Rural/Metro Corp.+                                                          62,344
  1,600            Union Pacific                                                               72,100
                                                                                              134,444
                   UTILITIES -13.2%
  2,500            Idacorp Inc.                                                                90,469
  3,000            Montana Power Co.                                                          169,688
  2,300            New Century Energies Inc.                                                  112,125
                                                                                              372,282
                     Total Common Stocks  (cost $2,038,350)                                 2,747,034


  FACE
  AMOUNT           SHORT-TERM INVESTMENTS - 4.9%
  $ 133,243        Churchill Cash Reserves Trust                                              133,243
      4,500        The One Group Prime Money Market Fund                                        4,500
                     Total Short-Term Investments (cost $137,743)                             137,743

                   Total Investments (cost $2,176,093*)        101.9%                       2,884,777
                   Liabilities in excess of other assets        (1.9)                         (53,960)
                   Net Assets                                  100.0%                      $2,830,817

                   * Cost for Federal tax purposes is $2,187,371.

                   + Non-income producing security.


See accompanying notes to financial statements.

AQUILA ROCKY MOUNTAIN EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998


ASSETS
    Investments at market value (cost $2,176,093)                                       $ 2,884,777
    Deferred organization expenses (note 2)                                                   5,961
    Due from Administrator for reimbursement of expenses (note 3)                             4,761
    Dividends and interest receivable                                                         2,808
    Receivable for Fund shares sold                                                             157
    Other assets                                                                                114
      Total assets                                                                        2,898,578

LIABILITIES
    Cash overdraft                                                                           30,431
    Accrued expenses                                                                         17,592
    Payable for Fund shares redeemed                                                         18,187
    Distribution fees payable                                                                 1,551
      Total liabilities                                                                      67,761

NET ASSETS                                                                              $ 2,830,817

    Net Assets consist of:
    Capital Stock - Authorized an unlimited number of shares, par
      value $.01 per share                                                              $     1,689
    Additional paid-in capital                                                            2,131,722
    Undistributed net realized loss on investments                                          (11,278)
    Net unrealized appreciation on investments                                              708,684
                                                                                        $ 2,830,817

CLASS A
    Net Assets                                                                          $ 1,879,513
    Capital shares outstanding                                                              112,146
    Net asset value and redemption price per share                                      $     16.76
    Offering price per share (100/95.75 of $16.76 adjusted to
      nearest cent)                                                                     $     17.50

CLASS C
    Net Assets                                                                          $   161,895
    Capital shares outstanding                                                                9,793
    Net asset value and offering price per share                                        $     16.53
    Redemption price per share (*generally, a charge of 1% is
      imposed on the proceeds of shares redeemed during the
      first 12 months after purchase)                                                   $     16.53*

CLASS Y
    Net Assets                                                                          $   789,409
    Capital shares outstanding                                                               46,929
    Net asset value, offering and redemption price per share                            $     16.82


See accompanying notes to financial statements.


AQUILA ROCKY MOUNTAIN EQUITY FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME:
    Dividends                                                    $      41,108
    Interest                                                            11,047
                                                                                 $      52,155

Expenses:
    Investment Adviser fees (note 3)                             $      24,024
    Administrator fees (note 3)                                         27,455
    Registration fees and dues                                          22,516
    Legal fees                                                          21,537
    Shareholders' reports                                               16,889
    Audit and accounting fees                                           12,250
    Amortization of organization expenses (note 2)                      10,771
    Trustees' fees and expenses                                          9,853
    Transfer and shareholder servicing agent fees                        8,841
    Distribution and service fees (note 3)                               7,757
    Custodian fees                                                       1,941
    Miscellaneous                                                        5,821
                                                                       169,655

    Investment Adviser fees waived (note 3)                            (24,024)
    Administrator fees waived (note 3)                                 (27,455)
    Reimbursement of expenses by Administrator (note 3)                (58,939)
    Expenses paid indirectly (note 6)                                   (6,691)
          Net expenses                                                                  52,546
          Net investment loss                                                            (391)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain from securities transactions                       7,746
    Change in unrealized appreciation on investments                  (155,516)

    Net realized and unrealized loss on investments                                   (147,770)
    Net decrease in net assets resulting from operations                            $ (148,161)


See accompanying notes to financial statements.


AQUILA ROCKY MOUNTAIN EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                 YEAR ENDED DECEMBER 31,
                                                                                 1998               1997

OPERATIONS:
    Net investment income (loss)                                         $       (391)        $    1,786
    Net realized gain from securities transactions                              7,746            125,748
    Change in unrealized appreciation on investments                         (155,516)           473,126
      Change in net assets from operations                                   (148,161)           600,660

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 5):
    Class A Shares:
    Net investment income                                                      (1,387)                 -
    Net realized gain on investments                                          (18,386)          (103,249)

    Class C Shares:
    Net investment income                                                        (120)                 -
    Net realized gain on investments                                           (1,588)              (231)

    Class Y Shares:
    Net investment income                                                        (574)                 -
    Net realized gain on investments                                           (7,609)           (26,133)
      Change in net assets from distributions                                 (29,664)          (129,613)

CAPITAL SHARE TRANSACTIONS (NOTE 7):
    Proceeds from shares sold                                                 475,496          1,544,525
    Reinvested dividends and distributions                                     31,719            112,775
    Cost of shares redeemed                                                (1,444,705)          (497,888)
      Change in net assets from capital share transactions                   (937,490)         1,159,412
      Change in net assets                                                 (1,115,315)         1,630,459

NET ASSETS:
    Beginning of period                                                      3,946,132         2,315,673
    End of period                                                        $   2,830,817        $3,946,132


See accompanying notes to financial statements.


AQUILA ROCKY MOUNTAIN EQUITY FUND
NOTES TO FINANCIAL STATEMENTS


1. ORGANIZATION

          Aquila Rocky Mountain Equity Fund (the "Fund"), a diversified, open-end investment company, was organized on November 3, 1993 as a Massachusetts business trust and commenced operations on July 22, 1994. The Fund is authorized to issue an unlimited number of shares and, since its inception to May 1, 1996, offered only one class of shares. On that date, the Fund began offering two additional classes of shares, Class C and Class Y shares. All shares outstanding prior to that date were designated as Class A shares and, as was the case since inception, are sold with a front-payment sales charge and bear an annual service fee. Class C shares are sold with a level-payment sales charge with no payment at time of purchase but level service and distribution fees from date of purchase through a period of six years thereafter. A contingent deferred sales charge of 1% is assessed to any Class C shareholder who redeems shares of this Class within one year from the date of purchase. The Class Y shares are only offered to institutions acting for an investor in a fiduciary, advisory, agency, custodian or similar capacity. They are not available to individual retail investors. Class Y shares are sold at net asset value without any sales charge, redemption fees, contingent deferred sales charge or distribution or service fees. On April
30, 1998 the Fund established Class I shares, which are offered and sold only through financial intermediaries and are not offered directly to retail investors. At December 31, 1998 there were no Class I shares outstanding. All classes of shares represent interests in the same portfolio of investments in the Fund and are identical as to rights and privileges. They differ only with respect to the effect of sales charges, the distribution and/or service fees borne by the respective class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. SIGNIFICANT ACCOUNTING POLICIES

          The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

a) PORTFOLIO VALUATION: Securities listed on a national securities exchange or designated as national market system securities are valued at the last sale price on such exchanges or market system or, if there has been no sale that day, at the bid price. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Short-term investments maturing in 60 days or less are valued at amortized cost.

b) SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME:
Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis.

   Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis.

c) FEDERAL INCOME TAXES: It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

d) ORGANIZATION EXPENSES: The Fund's organizational expenses have been deferred and are being amortized on a straight-line basis over five years.

e) ALLOCATION OF EXPENSES: Expenses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are charged directly to such class.

f) USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. FEES AND RELATED PARTY TRANSACTIONS

a) MANAGEMENT ARRANGEMENTS:

          Management affairs of the Fund are conducted through two separate management arrangements.

          KPM Investment Management, Inc. (the "Adviser") serves as Investment Adviser to the Fund. The Adviser is a wholly-owned subsidiary of KFS Corporation, a member of the nationally oriented Mutual of Omaha Companies. In this role, under an Investment Advisory Agreement, the Adviser supervises the Fund's investments and provides various services to the Fund for which it is entitled to receive a fee which is payable monthly and computed as of the close of business each day on the net assets of the Fund at the following annual rates; 0.70 of 1% on the first $15 million; 0.55 of 1% on the next $35 million and 0.40 of 1% on the excess over $50 million.

          The Fund also has a Sub-Advisory and Administration Agreement with Aquila Management Corporation (the "Administrator"), the Fund's founder and sponsor. Under this agreement, the Administrator provides such advisory services to the Fund, in addition to those services provided by the Adviser, as the Administrator deems appropriate. Besides its sub-advisory services, it also provides all administrative services, other than those relating to the management of the Fund's investments. This includes providing the office of the Fund and all related services as well as overseeing the activities of all the various support organizations to the Fund such as the shareholder servicing agent, custodian, legal counsel, auditors and distributor and additionally maintaining the Fund's accounting books and records. For its services, the Administrator is entitled to receive a fee which is payable monthly and computed as of the close of business each day on the net assets of the Fund at the following annual rates; 0.80 of 1% on the first $15 million; 0.65 of 1% on the next $35 million and 0.50 of 1% on the excess over $50 million.

          The Adviser and the Administrator each agrees that the above fees shall be reduced, but not below zero, by an amount equal to its pro-rata portion (determined on the basis of the respective fees computed as described above) of the amount, if any, by which the total expenses of the Fund in any fiscal year, exclusive of taxes, interest and brokerage fees, shall exceed the most restrictive expense limitation imposed upon the Fund in the States in which shares are then eligible for sale. At the present time none of the States in which the Fund's shares are sold have any such limitation.

          For the year ended December 31, 1998, the Fund incurred fees under the Advisory Agreement and Sub-Advisory and Administration Agreement of $24,024 and $27,455, respectively, which were voluntarily waived. Additionally, the Administrator voluntarily agreed to reimburse the Fund for other expenses during this period in the amount of $58,939. Of this amount, $54,178 was paid prior to December 31, 1998 and the balance of $4,761 was paid in early January 1999.

          Specific details as to the nature and extent of the services provided by the Adviser and the Administrator are more fully defined in the Fund's Prospectus and Statement of Additional Information.

b) DISTRIBUTION AND SERVICE FEES:

          The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 (the "Rule") under the Investment Company Act of 1940. Under one part of the Plan, with respect to Class A Shares, the Fund is authorized to make service fee payments to broker-dealers or others ("Qualified Recipients") selected by Aquila Distributors, Inc. (the "Distributor"), including, but not limited to, any principal underwriter of the Fund, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund's shares or servicing of shareholder accounts. The Fund makes payment of this service fee at the annual rate of 0.25% of the Fund's average net assets represented by Class A Shares. For the year ended December 31, 1998, service fees on Class A Shares amounted to $6,223, of which the Distributor received $640.

          Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund's Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Fund's net assets represented by Class C Shares and for the year ended December 31, 1998, amounted to $1,150. In addition, under a Shareholder Services Plan, the Fund is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Fund's net assets represented by Class C Shares and for the year ended December 31, 1998, amounted to $384. The total of these payments with respect to Class C Shares amounted to $1,534, of which the Distributor received $1,503.

          Specific details about the Plans are more fully defined in the Fund's Prospectus and Statement of Additional Information.

          Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Fund's shares. Through agreements between the Distributor and various broker-dealer firms ("dealers"), the Fund's shares are sold primarily through the facilities of these dealers having offices within the general Rocky Mountain region, with the bulk of sales commissions inuring to such dealers. For the year ended December 31, 1998, the Distributor received commissions of $1,407 on sales of Class A Shares.

4. PURCHASES AND SALES OF SECURITIES

          For the year ended December 31, 1998, purchases of securities and proceeds from the sales of securities (excluding short-term investments) aggregated $629,227 and $1,173,396, respectively.

          At December 31, 1998, aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost amounted to $905,028 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value amounted to $207,622, for a net unrealized appreciation of $697,406.

5. DISTRIBUTIONS

          The Fund declares annual distributions to shareholders from net investment income, if any, and from net realized capital gains, if any. Distributions are recorded by the Fund on the ex-dividend date and paid in additional shares at the net asset value per share or in cash, at the shareholder's option. Due to differences between financial statement reporting and Federal income tax reporting requirements, distributions made by the Fund may not be the same as the Fund's net investment income, and/or net realized securities gains.

6. EXPENSES

          The Fund has negotiated an expense offset arrangement with its custodian wherein it receives credit toward the reduction of custodian fees and other Fund expenses whenever there are uninvested cash balances. The Statement of Operations reflects the total expenses before any offset, the amount of offset and the net expenses. It is the general intention of the Fund to invest, to the extent practicable, some or all of cash balances in income-producing assets rather than leave cash on deposit.

7. CAPITAL SHARE TRANSACTIONS


Transactions in Capital Shares of the Fund were as follows:



                                                    YEAR ENDED                          YEAR ENDED
                                                DECEMBER 31, 1998                    DECEMBER 31, 1997
                                            SHARES            AMOUNT            SHARES            AMOUNT

CLASS A SHARES:
    Proceeds from shares sold               14,054     $     260,372            56,515       $   942,745
    Reinvested dividends and
      distributions                          1,318            21,904             4,937            86,342
    Cost of shares redeemed                (78,986)       (1,431,876)          (30,449)         (497,888)
      Net change                           (63,614)       (1,149,600)           31,003           531,199

CLASS C SHARES:
    Proceeds from shares sold               10,043           178,108               100             1,780
    Reinvested dividends and
      distributions                            101             1,632                18               300
    Cost of shares redeemed                   (743)          (12,829)                -                 -
      Net change                             9,401           166,911               118             2,080

CLASS Y SHARES:
    Proceeds from shares sold                2,035            37,016            34,051           600,000
    Reinvested dividends and
      distributions                            498             8,183             1,492            26,133
    Cost of shares redeemed                      -                 -                 -                 -
      Net change                             2,533            45,199            35,543           626,133
Total transactions in Fund
    shares                                 (51,680)     $   (937,490)           66,664       $ 1,159,412

8. PORTFOLIO ORIENTATION

          The Fund's investments are primarily invested in the securities of companies within the eight state Rocky Mountain region and therefore are subject to economic and other conditions affecting the various states which comprise the region. Accordingly, the investment performance of the Fund might not be comparable with that of a broader universe of companies.

AQUILA ROCKY MOUNTAIN EQUITY FUND
FINANCIAL HIGHLIGHTS


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                    CLASS A(1)

                                                                                                                 PERIOD
                                                                      YEAR ENDED DECEMBER 31,                     ENDED

                                                           1998          1997          1996          1995      12/31/94(2)

Net Asset Value, Beginning of Period                     $17.89        $15.05        $13.13        $11.06        $11.43

Income from Investment Operations:
    Net investment income (loss)                              -          0.01         (0.02)        (0.07)            -
    Net gain (loss) on securities (both
      realized and unrealized)                            (0.96)         3.44          2.47          2.25         (0.37)

    Total from Investment Operations                      (0.96)         3.45          2.45          2.18         (0.37)

Less Distributions (note 5):
    Dividends from net investment income                  (0.01)            -             -         (0.01)            -
    Distributions from capital gains                      (0.16)        (0.61)        (0.53)        (0.10)            -

    Total Distributions                                   (0.17)        (0.61)        (0.53)        (0.11)            -

Net Asset Value, End of Period                           $16.76        $17.89        $15.05        $13.13        $11.06

Total Return (not reflecting sales
    charge) (%)                                           (5.31)        23.01         18.68         19.68         (3.24)+

Ratios/Supplemental Data
    Net Assets, End of Period ($ thousands)               1,880         3,144         2,178         1,737           530
    Ratio of Expenses to Average Net
      Assets (%)                                           1.74          1.58          1.55          2.03          1.70*
    Ratio of Net Investment Income (Loss)
      to Average Net Assets (%)                           (0.22)        (0.03)        (0.19)        (0.72)        (0.51)*
    Portfolio Turnover Rate (%)                           19.52         10.39         20.32         15.14          2.95+


The expense and net investment income ratios without the effect of the Adviser's and Administrator's voluntary waiver of fees and the Administrator's voluntary expense reimbursement were:

    Ratio of Expenses to Average Net
      Assets (%)(3)                                        4.74          6.48          8.79         10.36         17.69*
    Ratio of Net Investment Income (Loss)
      to Average Net Assets (%)                           (3.22)        (4.93)        (7.43)        (9.05)       (16.50)*


The expense ratios after giving effect to the waivers, reimbursements and expense offset for uninvested cash balances were:

    Ratio of Expenses to Average Net
      Assets (%)                                           1.55          1.50          1.50          1.91          1.19*

  (1) Designated as Class A Shares on May 1, 1996.

  (2) From July 22, 1994 (commencement of operations) to December 31, 1994.

  (3) Ratios are based on average net assets of $2,489,469, $2,505,548, $1,965,012, $1,239,752 and $453,768, respectively. In general, as the
      Fund's net assets increase, the expense ratio will decrease.

  +    Not annualized.

  *    Annualized.


See accompanying notes to financial statements.


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
                                                         CLASS C(1)                             CLASS Y(1)

                                                                         PERIOD                                     PERIOD
                                              YEAR ENDED DECEMBER 31,    ENDED         YEAR ENDED DECEMBER 31,      ENDED
                                                 1998         1997       12/31/96        1998         1997          12/31/96


Net Asset Value, Beginning of Period             $17.79       $15.07     $14.59          $17.91       $15.07        $14.59

Income from Investment Operations:
    Net investment income                        (0.16)       (0.11)      0.01           0.03         0.04          0.01
    Net gain on securities (both realized
      and unrealized)                            (0.93)        3.44       1.00          (0.95)        3.41          1.00

    Total from Investment Operations             (1.09)        3.33       1.01          (0.92)        3.45          1.01

Less Distributions (note 5):
    Dividends from net investment income         (0.01)           -            -         (0.01)           -           -
    Distributions from capital gains             (0.16)       (0.61)       (0.53)        (0.16)       (0.61)      (0.53)

    Total Distributions                          (0.17)       (0.61)       (0.53)        (0.17)       (0.61)      (0.53)

Net Asset Value, End of Period                   $16.53       $17.79       $15.07        $16.82       $17.91      $15.07

Total Return (not reflecting sales charge) (%)   (6.07)       22.18         6.94+        (5.08)       22.98        6.94+

Ratios/Supplemental Data
    Net Assets, End of Period ($ thousands)       162            7            4           789          795         133
    Ratio of Expenses to Average Net
      Assets (%)                                  2.53         2.34         1.30*         1.52         1.34        1.30*
    Ratio of Net Investment Income (Loss)
      to Average Net Assets (%)                   (1.07)       (0.78)        0.06*        (0.01)        0.16        0.06*
    Portfolio Turnover Rate (%)                   19.52        10.39        20.32+        19.52        10.39       20.32+


The expense and net investment income ratios without the effect of the Adviser's and Administrator's voluntary waiver of fees and the Administrator's voluntary expense reimbursement were:

    Ratio of Expenses to Average Net Assets (%)(2)  5.70         7.19         8.54*         4.58         5.34        8.54*
    Ratio of Net Investment Income (Loss) to
      Average Net Assets (%)                       (4.23)       (5.63)       (7.18)*       (3.07)       (3.84)      (7.18)*


The expense ratios after giving effect to the waivers, reimbursements and expense offset for uninvested cash balances were:

    Ratio of Expenses to Average Net Assets (%)     2.33         2.26         1.25*         1.32         1.27        1.25*

(1) New Class of Shares established on May 1, 1996.

(2) Ratios are based on average net assets of $153,364, $4,895 and $542, respectively, for Class C Shares and $789,453, $287,294 and $52,490, respectively, for Class Y Shares. In general, as the Fund's net assets increase, the expense ratio will decrease.

+   Not annualized.

*   Annualized.


See accompanying notes to financial statements.


FEDERAL TAX STATUS OF 1998 DISTRIBUTIONS

            During its fiscal year, the Fund distributed $27,583 from net realized long-term gains, which is hereby designated from 20% net long-term capital gains.

            Prior to January 31, 1999, shareholders were mailed IRS Form 1099-DIV which contained information on the status of distributions paid for the 1998 CALENDAR YEAR.


PREPARING FOR YEAR 2000 (UNAUDITED)

            The Trustees and officers of the Fund have been monitoring issues involving preparedness for the turn of the century for some time in an effort to minimize or eliminate any potential impact upon the Fund and its shareholders. Our officers have focussed significant time and effort in order that the various computerized functions that could affect the Fund are ready by the beginning of the year 2000.

            The Fund is highly reliant on certain mission-critical suppliers' services. Each supplier of these services has provided the Fund's officers with assurances that it is actively addressing potential problems relating to the year 2000. The officers, in turn, are monitoring and will continue to monitor the progress of its suppliers.

            As you can well understand, we cannot directly control our supplier operations. We assure you, however, that we recognize a responsibility to inform our shareholders if in the future we become aware of any developments which would lead us to believe that the Fund will be significantly affected by year 2000 problems.


            We will continue to keep you up-to-date through future communications.